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                                                                   EXHIBIT 10.12

                                 PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned promises to pay to the order of eMissions Testing, Inc. the sum of ninety four thousand eight hundred and eighty three and 35/100 dollars ($94,883.35) with annual interest of 12% on any unpaid balance. Additionally a fee of two percent (2%) of the amount advanced shall be paid at maturity.

This note shall be due and payable, together with all interest and fees due thereon, on August 2, 2000. Should the note not be paid in full by the maturity date the interest shall become eighteen percent (18%) from that date until paid in full. Additionally, in event of default the holder of the note is entitled to the collection of attorney fees and other costs in accordance with the laws of the State of Georgia in the event that such services are needed in the collection of this note.

The note may be prepaid, in full or in part, at any time prior to maturity without penalty. All payments shall be first applied to interest and the balance to principal.

Signed this 2nd day of June, 2000.

Signed in the present of


/s/ Karen Wiley Vickers                                Beachside Commons 1, LLC
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Witness

                                                   By: /s/ Gerald F. Sullivan
                                                      --------------------------
                                                       Gerald F. Sullivan,
                                                       Manager


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